[GRAPHIC OMITTED]
                                                               EXHIBIT 99.1
News Release


                                  FOR ADDITIONAL INFORMATION:
                                  Media Relations:          Investor Relations:
                                  Ken Gordon                Daragh Porter
                                  (859) 815-4195 (office)   (859) 815-3825
                                  (614) 886-4424 (mobile)
                                  kdgordon@ashland.com      dlporter@ashland.com

                                  FOR IMMEDIATE RELEASE:
                                  June 28, 2005

NOTICE OF REFERENCE YIELDS AND TOTAL PURCHASE PRICES FOR ASHLAND INC. DEBT TENDER OFFERS

         COVINGTON, Ky.- Ashland Inc. (NYSE: ASH) ("Ashland") announced today the following reference yields and total purchase prices in respect of each of the following of its notes (having the CUSIP Nos. specified in the table below): 6.625% Senior Notes, 8.80% Debentures, 9.35% Series B Medium-Term Notes, 9.20% Series D Medium-Term Notes, Series E Medium-Term Notes, Series F Medium-Term Notes, Series G Medium-Term Notes, 6.86% Series H Medium-Term Notes and 7.83% Series J Medium-Term Notes (collectively, the "Notes"), in each case determined as of 2 p.m., New York time, on June 27, 2005, in the manner described in Ashland's Offer to Purchase and Consent Solicitation Statement dated June 1, 2005 (the "Offer to Purchase"). Each of the following Total Purchase Prices includes the consent payment equal to $20 for each $1,000 of principal of the Notes validly tendered at or prior to the applicable consent payment deadline and accepted for payment pursuant to the applicable tender offer as described in the Offer to Purchase. The purchase price for Notes validly tendered after the applicable consent payment deadline will be the applicable Total Purchase Price described below less $20 for each $1,000 of principal of such Notes.
         In addition to the applicable Total Purchase Price, Ashland will pay accrued and unpaid interest on tendered and accepted Notes up to, but not including, the applicable settlement date in accordance with the terms and subject to the conditions for the Offer to Purchase.




                                   -more-

NOTICE OF REFERENCE YIELDS AND TOTAL PURCHASE PRICES FOR ASHLAND INC. DEBT TENDER OFFERS- 2

                                                                U.S.         U.S.          FIXED
                                                              TREASURY     TREASURY        SPREAD                        TOTAL
                            TITLE OF                          REFERENCE    REFERENCE     (IN BASIS)     REFERENCE      PURCHASE
          SERIES            SECURITIES          CUSIP         SECURITY       YIELD         POINTS)        YIELD          PRICE
     ---------------   -----------------   -----------      -------------  -----------   -----------    ----------    ----------

                                                            3.375% U.S.
                       6.625% Senior                        Treasury
      6.625% Senior      Notes due                          Note due
      Notes              February 15,      044204AC9        February         3.608%          56          4.168%        $1060.43
                         2008                               15, 2008

                       8.800% Debentures                    4.125% U.S.
      8.800%             due                                Treasury
      Debentures         November 15,      044540AH5        Note due         3.896%          58          4.476%        $1268.98
                         2012                               May 15, 2015

                       9.350%                               4.125% U.S.
                         Medium-Term                        Treasury
      Series B Notes     Notes due         04454CAJ5        Note due         3.896%         117          5.066%        $1416.68
                         January 24, 2019                   May 15, 2015

                                                            1.50% U.S.
                       9.200%                               Treasury
      Series D Notes     Medium-Term       04454CBF2        Note due         3.417%          30          3.717%        $1043.76
                         Notes due                          March 31,
                         April 24, 2006                     2006

      Series E Notes

                       7.000%                               3.75% U.S.
                         Medium-Term                        Treasury
                         Notes due         04454CCX2        Note due         3.605%          60          4.205%        $1080.07
                         July 30, 2008                      May 15, 2008

                       8.880%                               5.0% U.S.
                         Medium-Term                        Treasury
                         Notes due         04454CBU9        Note due         3.728%          70          4.428%        $1248.80
                         December 27,                       August 15,
                         2011                               2011

                       8.700%                               5.0% U.S.
                         Medium-Term                        Treasury
                         Notes due         04454CBV7        Note due         3.728%          70          4.428%        $1239.01
                         December 30,                       August 15,
                         2011                               2011


NOTICE OF REFERENCE YIELDS AND TOTAL PURCHASE PRICES FOR ASHLAND INC. DEBT TENDER OFFERS- 3

                                                                U.S.         U.S.          FIXED
                                                              TREASURY     TREASURY        SPREAD                        TOTAL
                            TITLE OF                          REFERENCE    REFERENCE     (IN BASIS)     REFERENCE      PURCHASE
          SERIES            SECURITIES          CUSIP         SECURITY       YIELD         POINTS)        YIELD          PRICE
     ---------------   -----------------   -----------      -------------  -----------   -----------    ----------    ----------

                                                            5.0% U.S.
                       8.620%                               Treasury
                         Medium-Term       04454CBW5        Note due         3.728%          70          4.428%        $1235.94
                         Notes due                          August 15,
                         January 16, 2012                   2011

                                                            4.875% U.S.
                       8.990%                               Treasury
                         Medium-Term       04454CCH7        Note due         3.754%          73          4.484%        $1261.19
                         Notes due                          February
                         April 13, 2012                     15, 2012

                                                            4.875% U.S.
                       8.960%                               Treasury
                         Medium-Term       04454CCJ3        Note due         3.754%          73          4.484%        $1260.53
                         Notes due April                    February
                         25, 2012                           15, 2012

                       8.250%
                         Medium-Term                        4.125% U.S.
                         Notes due         04454CCU8        Treasury         3.896%          61          4.506%        $1239.17
                         February 12,                       Note due
                         2013                               May 15, 2015

                       9.080%                               4.125% U.S.
                         Medium-Term                        Treasury
                         Notes due         04454CCG9        Note due         3.896%          62          4.516%        $1295.89
                         March 31, 2013                     May 15, 2015

                       7.720%                               4.125% U.S.
                         Medium-Term                        Treasury
                         Notes due         04454CCW4        Note due         3.896%          66          4.556%        $1211.06
                         July 15, 2013                      May 15, 2015

                       7.730%                               4.125% U.S.
                         Medium-Term                        Treasury
                         Notes due         04454CCV6        Note due         3.896%          66          4.556%        $1211.73
                         July 15, 2013                      May 15, 2015


NOTICE OF REFERENCE YIELDS AND TOTAL PURCHASE PRICES FOR ASHLAND INC. DEBT TENDER OFFERS- 4

                                                                U.S.         U.S.          FIXED
                                                              TREASURY     TREASURY        SPREAD                        TOTAL
                            TITLE OF                          REFERENCE    REFERENCE     (IN BASIS)     REFERENCE      PURCHASE
          SERIES            SECURITIES          CUSIP         SECURITY       YIELD         POINTS)        YIELD          PRICE
     ---------------   -----------------   -----------      -------------  -----------   -----------    ----------    ----------

                       7.650%                               4.125% U.S.
                         Medium-Term                        Treasury
                         Notes due         04454CCZ7        Note due         3.896%          66          4.556%        $1207.59
                         August 5, 2013                     May 15, 2015

                       7.750%                               4.125% U.S.
                         Medium-Term                        Treasury
                         Notes due         04454CCY0        Note due         3.896%         113          5.026%        $1259.13
                         August 6, 2018                     May 15, 2015

                                                            5.375% U.S.
                       8.810%                               Treasury
                         Medium-Term       04454CCM6        Note due         4.188%         104          5.228%        $1399.08
                         Notes due                          February
                         June 3, 2022                       15, 2031

                                                            5.375% U.S.
                       8.780%                               Treasury
                         Medium-Term       04454CCN4        Note due         4.188%         104          5.228%        $1396.01
                         Notes due                          February
                         June 10, 2022                      15, 2031

                       7.150%                               5.375% U.S.
                         Medium-Term                        Treasury
                         Notes due         04454CDC7        Note due         4.188%         112          5.308%        $1213.44
                         September 20,                      February
                         2023                               15, 2031

      Series F Notes

                                                            2.75% U.S.
                       7.900%                               Treasury
                         Medium-Term       04454CDG8        Note due         3.484%          31          3.794%        $1043.77
                         Notes due                          July 31,
                         August 5, 2006                     2006

                                                            2.75% U.S.
                       7.790%                               Treasury
                         Medium-Term       04454CDH6        Note due         3.484%          31          3.794%        $1043.02
                         Notes due                          July 31,
                         August 9, 2006                     2006


NOTICE OF REFERENCE YIELDS AND TOTAL PURCHASE PRICES FOR ASHLAND INC. DEBT TENDER OFFERS- 5

                                                                U.S.         U.S.          FIXED
                                                              TREASURY     TREASURY        SPREAD                        TOTAL
                            TITLE OF                          REFERENCE    REFERENCE     (IN BASIS)     REFERENCE      PURCHASE
          SERIES            SECURITIES          CUSIP         SECURITY       YIELD         POINTS)        YIELD          PRICE
     ---------------   -----------------   -----------      -------------  -----------   -----------    ----------    ----------


                                                            6.5% U.S.
                       8.430%                               Treasury
                         Medium-Term       04454CDJ2        Note due         3.510%          33          3.840%        $1,057.72
                         Notes due                          October 15,
                         October 18, 2006                   2006

                       8.230%                               3.625% U.S.
                         Medium-Term                        Treasury
                         Notes due         04420QAF3        Note due         3.581%          37          3.951%        $1067.99
                         February 26,                       April 30,
                         2007                               2007

                                                            3.625% U.S.
                       7.860%                               Treasury
                         Medium-Term       04420QAJ5        Note due         3.581%          40          3.981%        $1064.31
                         Notes due                          April 30,
                         March 23, 2007                     2007

                       8.625%
                         Medium-Term                        4.125% U.S.
                         Notes due         04420QAC0        Treasury         3.896%          85          4.746%        $1296.63
                         February 10,                       Note due
                         2015                               May 15, 2015

                       8.380%                               4.125% U.S.
                         Medium-Term                        Treasury
                         Notes due         04420QAK2        Note due         3.896%          87          4.766%        $1279.33
                         April 1, 2015                      May 15, 2015

                       8.630%                               5.375% U.S.
                         Medium-Term                        Treasury
                         Notes due         04420QAE6        Note due         4.188%         121          5.398%        $1388.42
                         February 21,                       February
                         2025                               15, 2031

      Series G Notes

                                                            1.625% U.S.
                       7.100%                               Treasury
                         Medium-Term       04420QAZ9        Note due         3.130%          19          3.320%        $1010.41
                         Notes due                          September
                         October 10, 2005                   30, 2005

                                                            2.75% U.S.
                       7.220%                               Treasury
                         Medium-Term       04420QAT3        Note due         3.484%          31          3.794%        $1036.89
                         Notes due                          July 31,
                         August 9, 2006                     2006


NOTICE OF REFERENCE YIELDS AND TOTAL PURCHASE PRICES FOR ASHLAND INC. DEBT TENDER OFFERS- 6

                                                                U.S.         U.S.          FIXED
                                                              TREASURY     TREASURY        SPREAD                        TOTAL
                            TITLE OF                          REFERENCE    REFERENCE     (IN BASIS)     REFERENCE      PURCHASE
          SERIES            SECURITIES          CUSIP         SECURITY       YIELD         POINTS)        YIELD          PRICE
     ---------------   -----------------   -----------      -------------  -----------   -----------    ----------    ----------

                                                            2.375% U.S.
                       7.400%                               Treasury
                       Medium-Term Notes   04420QAV8        Note due         3.503%          32          3.823%        $1042.28
                       due September 19,                    August 31,
                       2006                                 2006

                                                            2.5% U.S.
                       7.280%                               Treasury
                       Medium-Term Notes   04420QAW6        Note due         3.520%          32          3.840%        $1042.01
                       due October 4,                       September
                       2006                                 30, 2006

                                                            2.5% U.S.
                       7.250%                               Treasury
                       Medium-Term Notes   04420QAX4        Note due         3.520%          32          3.840%        $1042.09
                       due October 9,                       September
                       2006                                 30, 2006

                                                            2.5% U.S.
                       7.160%                               Treasury
                       Medium-Term Notes   04420QAY2        Note due         3.520%          32          3.840%        $1040.98
                       due October 9,                       September
                       2006                                 30, 2006

                                                            2.5% U.S.
                       6.990%                               Treasury
                       Medium-Term Notes   04420QBB1        Note due         3.528%          33          3.858%        $1040.85
                       due November 6,                      October 31,
                       2006                                 2006

                                                            2.5% U.S.
                       6.900%                               Treasury
                       Medium-Term Notes   04420QBC9        Note due         3.528%          34          3.868%        $1040.16
                       due November 14,                     October 31,
                       2006                                 2006

                                                            3.625% U.S.
                       7.710%                               Treasury
                       Medium-Term Notes   04420QAN6        Note due         3.581%          45          4.031%        $1065.45
                       due May 11, 2007                     April 30,
                                                            2007

                                                            3.25% U.S.
                       7.200%                               Treasury
                       Medium-Term Notes   04420QBA3        Note due         3.563%          55          4.113%        $1066.91
                       due October 15,                      August 15,
                       2007                                 2007

                        7.560%                              4.125% U.S.
                        Medium-Term                         Treasury
                        Notes due August   04420QAS5        Note due         3.896%          98          4.876%        $1228.14
                        9, 2016                             May 15, 2015


NOTICE OF REFERENCE YIELDS AND TOTAL PURCHASE PRICES FOR ASHLAND INC. DEBT TENDER OFFERS- 7

                                                                U.S.         U.S.          FIXED
                                                              TREASURY     TREASURY        SPREAD                        TOTAL
                            TITLE OF                          REFERENCE    REFERENCE     (IN BASIS)     REFERENCE      PURCHASE
          SERIES            SECURITIES          CUSIP         SECURITY       YIELD         POINTS)        YIELD          PRICE
     ---------------   -----------------   -----------      -------------  -----------   -----------    ----------    ----------

                       7.780%                               4.125% U.S.
                       Medium-Term Notes                    Treasury
                       due September 19,   04420QAU0        Note due         3.896%          99          4.886%        $1247.72
                       2016                                 May 15, 2015

                                                            3.875% U.S.
                       6.860%                               Treasury
      Series H Notes   Medium-Term Notes   04420QBD7        Note due         3.692%          58          4.272%        $1090.60
                       due May 1, 2009                      May 15, 2010

                                                            1.50% U.S.
                       7.830%                               Treasury
      Series J Notes    Medium-Term        04420QBJ4        Note due         3.028%          16          3.188%        $1005.69
                        Notes due                           July 31,
                        August 15, 2005                     2005

         This  news   release  is  neither  an  offer  to  purchase  nor  a
solicitation of an offer to sell the Notes. The tender offers and consent solicitations are being made only by the Offer to Purchase.

         Credit Suisse First Boston LLC is the exclusive Dealer Manager and Solicitation Agent for the tender offers and consent solicitations.
Requests for documents may be directed to Georgeson Shareholder Communications Inc., the Information Agent, by telephone at (888) 264-7028 (toll-free) or (212) 440-9800, or in writing at 17 State Street - 10th Floor, New York, New York 10004, Attention: Patrick McHugh. Questions regarding the tender offers or the consent solicitations may be directed to Credit Suisse First Boston LLC at (800) 820-1653 (toll-free) or (212) 325-3784 (collect), or in writing at Eleven Madison Avenue, New York, New York 10010, Attention: Liability Management Group.

ABOUT ASHLAND INC.
         Ashland Inc. (NYSE: ASH) is a Fortune 500 transportation construction, chemicals and petroleum company providing products, services and customer solutions throughout the world. To learn more about Ashland Inc., visit www.ashland.com.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include those that refer to Ashland's expectations about the MAP transaction. Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. The

NOTICE OF REFERENCE YIELDS AND TOTAL PURCHASE PRICES FOR ASHLAND INC. DEBT TENDER OFFERS- 8

risks, uncertainties, and assumptions include the possibility that Ashland will be unable to fully realize the benefits anticipated from the MAP transaction; the possibility the transaction may not close including as a result of failure of Ashland to obtain the approval of its shareholders and other risks that are described from time to time in the Securities and Exchange Commission (SEC) reports of Ashland, ATB Holdings Inc. and New EXM Inc. Other factors and risks affecting Ashland are contained in Ashland's Form 10-K, as amended, for the fiscal year ended Sept. 30, 2004, filed with the SEC and available on Ashland's Investor Relations website at www.ashland.com/investors or the SEC's website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this news release.

ADDITIONAL INFORMATION ABOUT THE MAP TRANSACTION
The registration statement containing the proxy statement/prospectus relating to the transaction was declared effective by the SEC on May 20, 2005. The definitive proxy statement/prospectus relating to the transaction was filed with the SEC on May 25, 2005 and was mailed on May 27, 2005 to shareholders of record as of May 12, 2005. Investors and security holders are urged to read those documents and any other relevant documents filed or that will be filed with the SEC as they become available, because they contain, or will contain, important information. Security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed with the SEC by Ashland, ATB Holdings and New EXM at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other documents filed with the SEC by Ashland, ATB Holdings and New EXM may also be obtained for free in the SEC filings section on Ashland's Investor Relations website at www.ashland.com/investors, or by directing a request to Ashland at 50 E. RiverCenter Blvd., Covington, KY 41012. The respective directors and executive officers of Ashland and other persons may be deemed to be participants in solicitation of proxies in respect of the proposed transaction. Information regarding Ashland's directors and executive officers is available in its proxy statement filed with the SEC by Ashland on December 14, 2004. Investors may obtain information regarding the interests of participants in the solicitation of proxies in connection with the transaction referenced in the foregoing information by reading the definitive proxy statement/prospectus.












                                    -0-